UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2010

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation	Commission File No.	(I.R.S. Employer Identification No.)
or organization)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On April 28, 2010, Walter Energy, Inc. (the “Company”) issued a press release announcing several key steps in its execution of a long-term strategy for expanded coking coal and natural gas production, including the acquisition of Highmount Exploration and Production, LLC’s Alabama natural gas assets for approximately $210 million in cash. These natural gas assets are located adjacent to the Company’s current underground mining and coal bed methane operations. The Company also announced the execution of a non-binding letter of intent with Chevron Mining, Inc. to lease approximately 52 million tons of Blue Creek coking coal reserves and acquire its North River steam coal mine. The Company also announced it had signed a letter of intent to lease approximately 22 million tons of Blue Creek coal adjacent to the Chevron reserves. The Company also announced the opening of Walter Minerals’ Reid School Mine in May 2010 which is expected to produce 0.2 million tons of high quality coking coals annually over a three year period, with one-half of the production to be used by Walter Coke and the remainder to be sold in the open market.   A copy of the press release announcing these initiatives is attached hereto as Exhibit 99.1.

Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements may involve a number of risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, and could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements, including the timing to consummate the proposed transactions and the satisfaction of a condition to closing of any of the proposed transactions. See also the “Risk Factors” in our 2009 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission available at the Securities and Exchange Commission’s web site at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We do not intend to, update or revise the forward-looking statements except as may be required by law.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated April 28, 2010, Walter Energy Announces Alabama Expansion Initiatives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: May 3, 2010	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President
interim General Counsel and Secretary